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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 14, 2002


                            WESCO International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    001-14989                25-1723345
----------------------------       --------------        -------------------
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)         Identification No.)


                                 Commerce Court
                         Four Station Square, Suite 700
                         Pittsburgh, Pennsylvania 15219
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (412) 454-2254



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Item 7.     Financial Statements and Exhibits.

             (c)  Exhibits

                  99.1 Relevant Portions of Script of CFO for February 14, 2002 Analyst Conference Call.

Item 9.     Regulation FD Disclosure

         On February 14, 2002, the Registrant held a conference call for analysts and investors in which Stephen A. Van Oss, the Chief Financial Officer, provided information regarding certain potential financing arrangements and a financial outlook for 2002. A copy of the relevant portions of the CFO's script is attached hereto as Exhibit 99.1.

         We are furnishing the information contained in this report, including the script, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

         The information contained in this report, including the information contained in the relevant portions of the script, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached slide presentation, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESCO INTERNATIONAL, INC.


                                       By: /s/ Stephen A. Van Oss
                                           ------------------------------------
                                           Stephen A. Van Oss
                                           Chief Financial Officer

Dated:  February 14, 2002

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                                  EXHIBIT INDEX
                                  -------------


      99.1 Relevant Portions of Script of CFO for February 14, 2002 Analyst Conference Call.